Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Third Quarter Fiscal 2023 Financial Results

-	Q3 Net Sales of $129.0 Million
-	Q3 Gross Margin of 32.4%; Non-GAAP Gross Margin of 32.7%
-	Q3 EPS of $0.24/Share; Q3 Adjusted EBITDAS Margin of 18.4%

SPRINGFIELD, Mass., March 9, 2023 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the third quarter fiscal year 2023, ended January 31, 2023.

Third Quarter Fiscal 2023 Financial Highlights

•

Net sales were $129.0 million, a decrease of $48.7 million, or 27.4%, from the comparable quarter last year, but $1.6 million, or 1.3%, higher than the comparable quarter in fiscal 2020, which was the last pre-pandemic comparable third quarter.

•	Gross margin was 32.4% compared with 39.6% in the comparable quarter last year and 28.0% in the comparable quarter in fiscal 2020.

•

GAAP net income was $11.1 million, or $0.24 per diluted share, compared with $30.5 million, or $0.65 per diluted share, for the comparable quarter last year, and $4.2 million, or $0.08 per diluted share, for the comparable quarter in fiscal 2020.

•

Non-GAAP net income was $11.6 million, or $0.25 per diluted share, compared with $32.9 million, or $0.70 per diluted share, for the comparable quarter last year, and with $2.2 million, or $0.04 per diluted share, for the comparable quarter in fiscal 2020. For a detailed reconciliation, see the schedules that follow in this release.

•

Non-GAAP Adjusted EBITDAS was $23.7 million, or 18.4% of net sales, compared with $51.9 million, or 29.2% of net sales, for the comparable quarter last year, and $15.0 million, or 11.8% of net sales, for the comparable quarter in fiscal 2020.

Mark Smith, President and Chief Executive Officer, commented, “We are extremely pleased with our third quarter performance, with our top-line increasing sequentially, and above the comparable pre-pandemic quarter in fiscal 2020, and our bottom-line results continuing to show dramatic improvement over pre-pandemic levels. Our results reflect the work our team has done to capitalize on the opportunity afforded by our flexible manufacturing model during the surge to fundamentally transform our business model as it relates to product mix and pricing. Further, the firearm market remains healthy, with strong participation growth in recent years on top of a large and loyal base of core consumers, all of which leads to a compelling view of the future for a leading brand like Smith & Wesson.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “In spite of inflationary pressures, we are pleased that our average selling prices and profitability for the third quarter were well above pre-pandemic levels. Our investment in the relocation to Tennessee resulted in us borrowing against our line of credit during the third quarter, but we expect that we will be able to repay this balance by the time the relocation is complete, if not sooner. We will continue to focus on managing the business for long-term profitability, market share performance, and capital returned to our stockholders. Consistent with our capital allocation strategy, our board of directors has authorized a $0.10 per share quarterly dividend, which will be paid to stockholders of record on March 16, 2023 with payment to be made on March 30, 2023.”

Conference Call and Webcast

The company will host a conference call and webcast on March 9, 2023 to discuss its third quarter fiscal 2023 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone should click “here” to pre-register for the conference call and obtain your dial-in number and unique PIN number. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) COVID-19 expenses, (vi) transition costs, (vii) amortization of acquired intangible assets, (viii) spin related stock-based compensation, (ix) relocation expense, (x) CEO separation, (xi) change in contingent consideration, and (xii) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that the health of the firearm market and strong participation growth in recent years on top of a large and loyal base of core consumers all leads to a compelling view of the future for a leading brand like Smith & Wesson; our expectation that we will be able to repay the balance on our line of credit by the time the relocation is complete, if not sooner; and our expectation that we will continue to focus on managing the business for long-term profitability, market share performance, and capital returned to our stockholders. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the Relocation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	January 31, 2023	April 30, 2022
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$44,596	$120,728
Accounts receivable, net of allowances for credit losses of $35 on January 31, 2023 and $36 on April 30, 2022	58,252	62,695
Inventories	193,426	136,660
Prepaid expenses and other current assets	5,954	5,569
Income tax receivable	7,660	1,945

Total current assets	309,888	327,597

Property, plant, and equipment, net	186,190	135,591
Intangibles, net	3,594	3,608
Goodwill	19,024	19,024
Deferred income taxes	1,221	1,221
Other assets	9,276	10,435

Total assets	$529,193	$497,476

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,761	$30,042
Accrued expenses and deferred revenue	19,485	23,482
Accrued payroll and incentives	18,444	17,371
Accrued income taxes	169	2,673
Accrued profit sharing	7,807	13,543
Accrued warranty	1,682	1,838

Total current liabilities	85,348	88,949
Notes and loans payable, net of current portion	24,769	—
Finance lease payable, net of current portion	36,687	37,628
Other non-current liabilities	8,021	10,385

Total liabilities	154,825	136,962

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 74,938,481 issued and 45,898,111 shares outstanding on January 31, 2023 and 74,641,439 shares issued and 45,601,069 shares outstanding on April 30, 2022	75	75
Additional paid-in capital	281,659	278,101
Retained earnings	514,936	504,640
Accumulated other comprehensive income	73	73
Treasury stock, at cost (29,040,370 shares on January 31, 2023 and April 30, 2022)	(422,375)	(422,375)

Total stockholders’ equity	374,368	360,514

Total liabilities and stockholders’ equity	$529,193	$497,476

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended January 31,		For the Nine Months Ended January 31,
	2023	2022	2023	2022
	(In thousands, except per share data)
Net sales	$129,036	$177,738	$334,465	$682,826
Cost of sales	87,195	107,339	221,890	380,490

Gross profit	41,841	70,399	112,575	302,336

Operating expenses:
Research and development	2,133	1,716	5,675	5,269
Selling, marketing, and distribution	9,996	11,518	27,454	33,575
General and administrative	15,576	17,443	48,867	58,491

Total operating expenses	27,705	30,677	81,996	97,335

Operating income	14,136	39,722	30,579	205,001

Other income/(expense), net:
Other income/(expense), net	840	751	2,304	2,244
Interest expense, net	(508)	(594)	(1,361)	(1,605)

Total other income/(expense), net	332	157	943	639

Income from operations before income taxes	14,468	39,879	31,522	205,640
Income tax expense	3,389	9,337	7,483	47,281

Net income	$11,079	$30,542	$24,039	$158,359

Net income per share:
Basic - net income	$0.24	$0.65	$0.52	$3.32

Diluted - net income	$0.24	$0.65	$0.52	$3.28

Weighted average number of common shares outstanding:
Basic	45,897	46,763	45,817	47,769
Diluted	46,166	47,175	46,133	48,307

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended
	January 31, 2023	January 31, 2022
	(In thousands)
Cash flows from operating activities:
Net income	$24,039	$158,359
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,795	22,413
(Gain)/loss on sale/disposition of assets	(43)	31
Provision for (recoveries)/losses on notes and accounts receivable	(1)	678
Impairment of long-lived tangible assets	—	86
Stock-based compensation expense	3,859	3,565
Changes in operating assets and liabilities:
Accounts receivable	4,444	17,378
Inventories	(56,767)	(55,791)
Prepaid expenses and other current assets	(384)	887
Income taxes	(8,220)	(2,119)
Accounts payable	134	(21,209)
Accrued payroll and incentives	1,072	(1,158)
Accrued profit sharing	(5,737)	(2,943)
Accrued expenses and deferred revenue	(4,077)	(6,322)
Accrued warranty	(156)	(159)
Other assets	1,158	2,188
Other non-current liabilities	(2,364)	(3,609)

Net cash (used in)/provided by operating activities	(21,248)	112,275

Cash flows from investing activities:
Payments to acquire patents and software	(251)	(218)
Proceeds from sale of property and equipment	85	97
Payments to acquire property and equipment	(64,586)	(15,090)

Net cash used in investing activities	(64,752)	(15,211)

Cash flows from financing activities:
Proceeds from loans and notes payable	25,000	—
Payments on finance lease obligation	(856)	(813)
Payments on notes and loans payable	(231)	—
Payments to acquire treasury stock	—	(90,000)
Dividend distribution	(13,744)	(11,393)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	753	846
Payment of employee withholding tax related to restricted stock units	(1,054)	(1,453)

Net cash provided by/(used in) financing activities	9,868	(102,813)

Net (decrease)/increase in cash and cash equivalents	(76,132)	(5,749)
Cash and cash equivalents, beginning of period	120,728	113,017

Cash and cash equivalents, end of period	$44,596	$107,268

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$1,743	$1,670
Income taxes	$15,775	$49,402

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended						For the Nine Months Ended
	January 31, 2023		January 31, 2022		January 31, 2020		January 31, 2023		January 31, 2022		January 31, 2020
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$41,841	32.4%	$70,399	39.6%	$35,687	28.0%	$112,575	33.7%	$302,336	44.3%	$103,586	30.8%
Relocation expenses	305	0.2%	1,243	0.7%	—	—	3,285	1.0%	2,330	0.3%	—	—
COVID-19	—	—	1	0.0%	—	—	—	—	32	0.0%	—	—

Non-GAAP gross profit	$42,146	32.7%	$71,643	40.3%	$35,687	28.0%	$115,860	34.6%	$304,698	44.6%	$103,586	30.8%

GAAP operating expenses	$27,705	21.5%	$30,677	17.3%	$26,877	21.1%	$81,996	24.5%	$97,335	14.3%	$84,255	25.0%
Amortization of acquired intangible assets	—	—	(72)	0.0%	(36)	0.0%	—	—	(214)	0.0%	(258)	-0.1%
Transition costs	—	—	—	—	(1,025)	-0.8%	—	—	80	0.0%	(1,189)	-0.4%
COVID-19	—	—	(37)	0.0%	—	—	—	—	(137)	0.0%	—	—
CEO separation	—	—	—	—	3,844	3.0%	—	—	—	—	3,844	1.1%
Spin related stock-based compensation	(26)	0.0%	(43)	0.0%	—	—	(79)	0.0%	(104)	0.0%	—	—
Relocation expenses	(321)	-0.2%	(1,737)	-1.0%	—	—	(2,649)	-0.8%	(6,198)	-0.9%	—	—

Non-GAAP operating expenses	$27,358	21.2%	$28,788	16.2%	$29,660	23.3%	$79,268	23.7%	$90,762	13.3%	$86,652	25.7%

GAAP operating income	$14,136	11.0%	$39,722	22.3%	$8,810	6.9%	$30,579	9.1%	$205,001	30.0%	$19,331	5.7%
Amortization of acquired intangible assets	—	—	72	0.0%	36	0.0%	—	—	214	0.0%	258	0.1%
Transition costs	—	—	—	—	1,025	0.8%	—	—	(80)	0.0%	1,189	0.4%
COVID-19	—	—	38	0.0%	—	—	—	—	169	0.0%	—	—
CEO separation	—	—	—	—	(3,844)	-3.0%	—	—	—	—	(3,844)	-1.1%
Spin related stock-based compensation	26	0.0%	43	0.0%	—	—	79	0.0%	104	0.0%	—	—
Relocation expenses	626	0.5%	2,980	1.7%	—	—	5,934	1.8%	8,528	1.2%	—	—

Non-GAAP operating income	$14,788	11.5%	$42,855	24.1%	$6,027	4.7%	$36,592	10.9%	$213,936	31.3%	$16,934	5.0%

GAAP net income	$11,079	8.6%	$30,542	17.2%	$4,227	3.3%	$24,039	7.2%	$158,359	23.2%	$6,755	2.0%
Amortization of acquired intangible assets	—	—	72	0.0%	36	0.0%	—	—	214	0.0%	258	0.1%
Transition costs	—	—	—	—	1,025	0.8%	—	—	(80)	0.0%	1,189	0.4%
COVID-19	—	—	38	0.0%	—	—	—	—	169	0.0%	—	—
CEO separation	—	—	—	—	(3,844)	-3.0%	—	—	—	—	(3,844)	-1.1%
Change in contingent consideration	—	—	—	—	—	—	—	—	—	—	(100)	0.0%
Spin related stock-based compensation	26	0.0%	43	0.0%	—	—	79	0.0%	104	0.0%	—	—
Relocation expenses	626	0.5%	2,980	1.7%	—	—	5,934	1.8%	8,528	1.2%	—	—
Tax effect of non-GAAP adjustments	(153)	-0.1%	(733)	-0.4%	751	0.6%	(1,425)	-0.4%	(2,054)	-0.3%	785	0.2%

Non-GAAP net income	$11,578	9.0%	$32,942	18.5%	$2,195	1.7%	$28,627	8.6%	$165,240	24.2%	$5,043	1.5%

GAAP net income per share—diluted	$0.24		$0.65		$0.08		$0.52		$3.28		$0.12
Amortization of acquired intangible assets	—		—		—		—		—		—
Transition costs	—		—		0.02		—		—		0.02
COVID-19	—		—		—		—		—		—
CEO separation	—		—		(0.07)		—		—		(0.07)
Spin related stock-based compensation	—		—		—		—		—		—
Relocation expenses	0.01		0.06		—		0.13		0.18		—
Tax effect of non-GAAP adjustments	—		(0.02)		0.01		(0.03)		(0.04)		0.01

Non-GAAP net income per share—diluted	$0.25		$0.70 (a)		$0.04		$0.62		$3.42		$0.09 (a)

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended			For the Nine Months Ended
	January 31, 2023	January 31, 2022	January 31, 2020	January 31, 2023	January 31, 2022	January 31, 2020
GAAP net income	$11,079	$30,542	$4,227	$24,039	$158,359	$6,755
Interest expense	671	639	2,869	1,806	1,740	8,919
Income tax expense	3,389	9,337	1,688	7,483	47,281	4,084
Depreciation and amortization	6,669	7,179	7,509	21,795	22,346	23,776
Stock-based compensation expense	1,253	1,199	1,554	3,859	3,565	4,375
Change in contingent consideration	—	—	—	—	—	(100)
COVID-19	—	38	—	—	169	—
Transition costs	—	—	1,025	—	(80)	1,189
CEO separation	—	—	(3,844)	—	—	(3,844)
Relocation expense	626	2,980	—	5,934	8,528	—

Non-GAAP Adjusted EBITDAS	$23,687	$51,914	$15,028	$64,916	$241,908	$45,154

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2023	January 31, 2022	January 31, 2023	January 31, 2022
Net cash (used in)/provided by operating activities	$6,917	$6,911	$(21,248)	$112,275
Net cash used in investing activities	(25,162)	(5,012)	(64,752)	(15,211)

Free cash flow	$(18,245)	$1,899	$(86,000)	$97,064